SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2004

         STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin

(State or other jurisdiction of incorporation)

0-25150	39-1804239

(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209

(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333

(Registrant's telephone number; including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                 (c)   Exhibits

                                  99.1--Press Release of STRATTEC SECURITY CORPORATION, issued April 8, 2004.

Item 12. Results of Operations and Financial Condition

                 On April 8, 2004, STRATTEC SECURITY CORPORATION issued a press release (the "Press Release") announcing results for the fiscal third quarter ended March 28, 2004. A copy of the Press Release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 12 of Form 8-K.

                The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: April 8, 2004
BY  /s/ Patrick J. Hansen
       Patrick J. Hansen, Vice President
       and Chief Financial Officer

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